SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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☒ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

CENTOR ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

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CENTOR ENERGY, INC.
1801 Lee Rd, Ste 265
Winter Park, FL 32789

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about December ___, 2013 to the holders of record as of the close of business on December ___, 2013 of the common stock of Centor Energy, Inc., a Nevada corporation (“Centor Energy, Inc.”).

The Board of Directors of Centor Energy, Inc. and two stockholders holding an aggregate of 39,000,000 shares of common stock issued and outstanding as of December 11, 2013, have approved and consented in writing in lieu of a special meeting of the Board of Directors and a special meeting of the stockholders to the following action:

An amendment to our Articles of Incorporation to effect a change of our name from “Centor, Inc. to Centor Energy, Inc. (the “Name Change”)

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and Centor Energy, Inc.'s Articles of Incorporation and Bylaws to approve the action.  Accordingly, the actions will not be submitted to the other stockholders of Centor Energy, Inc. for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

GENERAL

Centor Energy, Inc. will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Centor Energy, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Centor Energy, Inc.’s common stock.

Centor Energy, Inc. will only deliver one Information Statement to multiple security holders sharing an address unless Centor Energy, Inc. has received contrary instructions from one or more of the security holders. Upon written or oral request, Centor Energy, Inc. will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: 1801 Lee Rd, Ste 265 Winter Park, FL 32789 Attention: Bradley Wilson, President. Or by telephone at 866-491-3128

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Centor Energy, Inc.’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of Centor Energy, Inc.’s outstanding capital stock is required to effect the action described herein. Centor Energy, Inc.’s Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, Centor Energy, Inc. had 68,964,500 shares of common stock issued and outstanding. The voting power representing not less than 34,551,215 shares of common stock is required to pass any stockholder resolutions. The consenting stockholders are of record and beneficial owners of 39,000,000 shares of common stock, which represents approximately 56.55% of the issued and outstanding shares of Centor Energy, Inc.’s common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the Board of Directors, in favor of the action described herein in a written consents, dated November 19, 2013 and December 2, 2013 respectively. No consideration was paid for the consent. The consenting stockholder’s names, affiliation with Centor Energy, Inc., and his beneficial holding are as follows:

Name of Beneficial Owner and Affiliation	Title of Class	Amount and Nature of Beneficial Ownership (#)	Percent of Class (%)
Michael Gismondi Former Director, Greater than 10% Shareholder	Common	30,000,000	43.50%
Andrea Grande Former Director Greater than 10% Shareholder	Common	9,000,000	13.05%
All Persons as a Group (2 Persons)	Common	39,000,000	56.55%

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of  November 19, 2013 and December 2, 2013 certain information regarding the ownership of Centor Energy, Inc.’s capital stock by each director and executive officer of Centor Energy, Inc., each person who is known to Centor Energy, Inc. to be a beneficial owner of more than 5% of any class of Centor Energy, Inc.’s voting stock, and by all officers and directors of Centor Energy, Inc. as a group.  Unless otherwise indicated below, to Centor Energy, Inc.’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of November 19, 2013 and December 2, 2013 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 68,964,500 shares of common stock issued and outstanding on a fully diluted basis, as of  November 19, 2013 and December 2, 2013.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS (2)
Michael Gismondi (3)	30,000,000 (common stock)	43.50%
Andrea Grande (3)	9,000,000 (common stock)	13.05%
Bradley Wilson (4) President, CEO and Director	-0-	*
Frederick Da Silva (4) Secretary, Treasurer and Director	-0-	*
All officers and directors as a group (2 person)	-0-	*

* less than 1%
(1)  Unless otherwise noted, the address of each person listed is c/o Centor Energy, Inc., 1801 Lee Rd, Ste 265 Winter Park, FL 32789.
(2)  This table is based on 68,964,500 shares of common stock issued and outstanding on November 19, 2013 and December 2, 2013.
(3)  Mr. Gismondi And Mr. Grande were appointed President, Secretary, Treasurer and Directors on February 16, 2011, and resigned their positions as President, Secretary, Treasurer and Directors on February 13, 2013.
(4)  Appointed President, Secretary, Treasurer and Director on February 13, 2013.

EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our President and all other executive officers (collectively, the “Named Executive Officers”) in the fiscal years ended March 31, 2013 and 2012:

Summary Compensation Table

Name and Principal Position	Fiscal Year Ended 3/31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Gismondi(1) President, CEO, CFO, and Director	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Andrea Grande(2), Treasurer, Secretary, and Director	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Bradley Wilson(3) President, CEO, CFO, and Director	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Frederick Da Silva(4), Treasurer, Secretary, and Director	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Joseph Maher(5), Director	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

1. Mr. Michael Gismondi has been a director of our company since February 16, 2011. He was appointed as chief executive officer, chief financial officer, of our company on February 16, 2011 Mr. Gismondi resigned his positions on February 13, 2013.

2. Mr. Andrea Grande has been a director of our company since February 16, 2011. He was appointed as Secretary, Treasurer, of our company on February 16, 2011. Mr. Grande resigned his positions on February 13, 2013

3. On February 13, 2013, Mr. Bradley Wilson  became  a director and officer of our company, to fill the position vacated by Mr. Gismondi.

4. On February 13, 2013, Mr. Frederick Da Silva  became an officer and director of our company. Additionally, on February 13, 2013, he was appointed as Secretary, Treasurer, of our company.

5. On February 13, 2013, Mr. Joseph Maher became a director of our company. On November 18, 2013 Joseph Maher was removed from the Board of Directors

Employment Agreements

Centor Energy, Inc. has no employment agreements or other agreements with any officer.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of March 31, 2013 provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation as of the fiscal year ended March 31, 2013:

Name and Principal Position	Fiscal Year Ended 3/31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Gismondi(1) President, CEO, CFO, and Director	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Andrea Grande(2), Treasurer, Secretary, and Director	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Bradley Wilson(3) President, CEO, CFO, and Director	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Frederick Da Silva(4), Treasurer, Secretary, and Director	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Joseph Maher(5), Director	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

1. Mr. Michael Gismondi has been a director of our company since February 16, 2011. He was appointed as chief executive officer, chief financial officer, of our company on February 16, 2011 Mr. Gismondi resigned his positions on February 13, 2013.

2. Mr. Andrea Grande has been a director of our company since February 16, 2011. He was appointed as Secretary, Treasurer, of our company on February 16, 2011. Mr. Grande resigned his positions on February 13, 2013

3. On February 13, 2013, Mr. Bradley Wilson  became  a director and officer of our company, to fill the position vacated by Mr. Gismondi.

4. On February 13, 2013, Mr. Frederick Da Silva  became an officer and director of our company. Additionally, on February 13, 2013, he was appointed as Secretary, Treasurer, of our company.

5. On February 13, 2013, Mr. Joseph Maher became a director of our company. On November 18, 2013 Joseph Maher was removed from the Board of Directors.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors.  All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

Outstanding Equity Awards at Fiscal Year-End

No executive officer or director received any equity awards, or holds exercisable or unexercisable options, as of the year ended March 31, 2013.

Securities Authorized for Issuance under Equity Compensation Plans

Centor Energy, Inc. has no equity compensation plans.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Centor Energy, Inc. which may result in a change in control of Centor Energy, Inc.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

1. AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT A CHANGE OF NAME OF THE COMPANY FROM “CENTOR, Inc..” TO “CENTOR ENERGY, INC.”

On November 19, 2013, the Board of Directors and the consenting stockholders on December 2, 2013 adopted and approved  resolutions to effect an amendment to our Articles of Incorporation to effect a change of our name from “Centor, Inc..” to “Centor Energy, Inc.”.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, name change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Centor Energy, Inc. We anticipate the effective date to be on or about January 11, 2013.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

STATEMENT OF ADDITIONAL INFORMATION

Centor Energy, Inc.’s Annual Report on Form 10-K for the year ended March 31, 2013 and filed with the SEC on July 15, 2013; Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and filed with the SEC on August 19, 2013; Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 and filed with the SEC on November 19, 2013.

Centor Energy, Inc. will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Centor Energy, Inc. pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Centor Energy, Inc. should be addressed to Bradley Wilson, President, at Centor  Energy, Inc.’s principal executive offices, at: 1801 Lee Rd, Ste 265 Winter Park, FL 32789 Mr. Wilson may also be reached by telephone at (866) 491-3128.

This is not a notice of a meeting of stockholders and no stockholders meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

By Order of the Board of Directors,

By:	/s/ Bradley Wilson
Name: Bradley Wilson
Title: Chief Executive Officer